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                    EXHIBIT 21 - SUBSIDIARIES OF THE COMPANY
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                            BANCINSURANCE CORPORATION
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                   100%                                  100%
           OHIO INDEMNITY COMPANY                 BCIS SERVICES, INC.
           AN INSURANCE COMPANY


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